SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

X  Filed  by  the  Registrant
   Filed  by  a  Party  other  than  the  Registrant

Check  the  appropriate  box:
    Preliminary  Proxy  Statement
    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
  X Definitive  Proxy  Statement
    Definitive  Additional  Materials
    Soliciting  Material  Under  Rule   240.14a-12

                 INTERNATIONAL  AIRLINE  SUPPORT  GROUP,  INC.
                 ---------------------------------------------
           (Name  of  Registrant  as  Specified  in  Its  Charter)


(Name  of  Person(s)  Filing  Proxy  Statement, if Other Than the
Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box):
 X  No  fee  required.
   $125  per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item
   22(a)(2)  of  Schedule  14A.
   Fee  computed  on  table  below  per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1)     Title  of  each  class  of  securities to which transaction applies:

    (2)     Aggregate  number  of  securities  to  which  transaction  applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4)     Proposed  maximum  aggregate  value  of  transaction:

    (5)     Total  fee  paid:

     Fee  paid  previously  with  written  preliminary  materials:

     Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)     Amount  Previously  Paid:

     (2)     Form,  Schedule  or  Registration  Statement  No.:

     (3)     Filing  Party:

     (4)     Date  Filed:

                    INTERNATIONAL AIRLINE SUPPORT GROUP, INC.
                                1954 AIRPORT ROAD
                                    SUITE 200
                             ATLANTA, GEORGIA 30341


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


To  the  Stockholders  of
International  Airline  Support  Group,  Inc.


     The annual meeting of stockholders of International Airline Support Group, Inc. will be held at our offices at the address listed above, on Tuesday, October 15, 2002, at 10:00 a.m., local time, to consider and vote on:

1. The election of three (3) directors to serve until the 2005 annual meeting of stockholders; and

2. Such other matters as may properly come before the meeting or any adjournments thereof.

     The close of business on September 16, 2002, has been fixed as the record date for determination of stockholders entitled to notice of, and to vote at, the annual meeting or any adjournments thereof. A list of stockholders entitled to vote at the annual meeting will be maintained during the ten-day period preceding the meeting at our offices located in Atlanta, Georgia. Your attention is directed to the proxy statement accompanying this notice.

     You are cordially invited to attend the annual meeting in person. EVEN IF YOU PLAN TO ATTEND IN PERSON, YOU ARE REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE. You may revoke your proxy at any time prior to its use.


     By  Order  of  the  Board  of  Directors,


     /s/  Qiang  Wang
     Qiang  Wang
     Secretary
Atlanta,  Georgia
September  19,  2002

                    INTERNATIONAL AIRLINE SUPPORT GROUP, INC.
                                1954 AIRPORT ROAD
                                    SUITE 200
                             ATLANTA, GEORGIA 30341

                                 PROXY STATEMENT
                             ______________________

                         ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 15, 2002

     This proxy statement is furnished to the holders of shares of the $.001 par value per share common stock of International Airline Support Group, Inc. in connection with the solicitation by our Board of Directors of proxies for use at the annual meeting of stockholders to be held at our offices at the address listed above, on Tuesday, October 15, 2002, at 10:00 a.m. local time, and at any adjournments thereof. This proxy statement and accompanying form of proxy are first being sent to stockholders on or about September 19, 2002.

     We will bear the cost of this solicitation. In addition to solicitation by mail, some of our officers and employees may solicit proxies in person, by telephone or otherwise. Our officers and employees will not be paid any additional compensation for their solicitation efforts. We may also make arrangements with brokerage houses, custodians, nominees and other fiduciaries to send proxy materials to their principals at our expense.

                                ABOUT THE MEETING

WHY  AM  I  RECEIVING  THIS  PROXY  STATEMENT  AND  PROXY  CARD?

You are receiving a proxy statement and proxy card because you own shares of common stock in International Airline Service Group, Inc. This proxy statement describes issues on which we would like you, as a stockholder, to vote. It also gives you information on these issues so that you can make an informed decision.

When you sign the proxy card, you appoint Alexius A. Dyer III and Qiang "John" Wang as your representatives at the meeting. Mr. Dyer and Mr. Wang will vote your shares, as you have instructed them on the proxy card, at the meeting. This way, your shares will be voted whether or not you attend the annual meeting. Even if you plan to attend the meeting, it is a good idea to complete, sign and return your proxy card in advance of the meeting just in case your plans change. If an issue comes up for vote at the meeting that is not on the proxy card, Mr. Dyer and Mr. Wang will vote your shares, under your proxy, as recommended by the Board of Directors. If no recommendation is given, the proxies will vote your shares in accordance with their own discretion.

WHAT  IS  THE  PURPOSE  OF  THE  ANNUAL  MEETING?

At the annual meeting, stockholders will elect three Class II directors to serve a three-year term on our Board of Directors that will expire at the annual meeting of stockholders in 2005. Stockholders will also act on any other matters that properly come before the meeting. We do not expect that any other matters will come before the meeting. No cumulative voting rights are authorized, and dissenters' rights are not applicable to these matters.

WHO  IS  ENTITLED  TO  VOTE?

Only stockholders of record at the close of business on the record date, September 16, 2002, are entitled to receive notice of the annual meeting and to vote at the meeting. Each outstanding share of common stock entitles its holder to cast one vote on each matter to be voted upon. At the close of business on the record date, 2,156,497 shares of our common stock were outstanding and entitled to vote at the meeting.

WHO  MAY  ATTEND  THE  MEETING?

All stockholders as of the record date may attend the meeting. Registration and seating will begin at 10:00 a.m. Each stockholder may be asked to present valid picture identification, such as a driver's license or passport. Cameras, recording devices and other electronic devices will not be permitted at the meeting. Parking is available at our offices.

Please note that if you hold your shares in "street name" (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the meeting.

HOW  DO  I  VOTE?

You may vote by mail. You do this by signing your proxy card and mailing it in the enclosed, prepaid and addressed envelope. If you mark your voting instructions on the proxy card, your shares will be voted as you instruct. If you return a signed card but do not provide voting instructions, your shares will be voted "FOR" the three named nominees for the Board of Directors.

You may vote in person at the meeting. Written ballots will be given to anyone who wants to vote at the meeting. If you hold your shares in "street name" (through a broker or other nominee), you will need to obtain a proxy from the broker or bank that holds your shares in order to vote at the meeting.

CAN  I  CHANGE  MY  VOTE  AFTER  I  RETURN  MY  PROXY  CARD?

Yes. Even after you have submitted your proxy card, you can change your vote at any time before the proxy is exercised by filing with the Secretary a notice of revocation, submitting a duly executed proxy bearing a later date or voting in person at the meeting. Attendance at the meeting will not by itself revoke a previously granted proxy.

WILL  MY  SHARES  BE  VOTED  IF  I  DO  NOT  SIGN  AND  RETURN  MY  PROXY  CARD?

If your shares are held in street name and you do not sign and return your proxy card, your brokerage firm may vote your shares under certain circumstances. These circumstances include certain "routine" matters, such as the election of our Board of Directors. If you do not vote your proxy, your brokerage firm may either vote your shares on this matter, or leave your shares unvoted. When a brokerage firm votes its customers' unvoted shares on routine matters, these shares are counted for purposes of establishing a quorum to conduct business at the meeting and for purposes of determining the number of votes required for approval of a matter.

WHAT  CONSTITUTES  A  QUORUM?

The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum, permitting us to conduct the meeting. Proxies received but marked as abstentions will be included in the calculation of the number of shares considered to be present at the meeting.

WHAT  ARE  THE  BOARD'S  RECOMMENDATIONS?

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board recommends a vote "FOR" the election of the three named nominees for the Board of Directors.

With respect to any other matter that properly comes before the meeting, the proxies will vote your shares as recommended by the Board of Directors. If no recommendation is given, the proxies will vote your shares in their own discretion.

WHAT  VOTE  IS  REQUIRED?

The three persons receiving the greatest number of affirmative votes will be elected as directors. This number is called a "plurality." Consequently, a vote withheld from a nominee has the same effect as a vote against the nominee.

For any other business that may properly come before the meeting, the affirmative vote of the holders of a majority of the shares represented at the meeting in person or by proxy and entitled to vote on the item will be required for approval.

          INFORMATION AS TO DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS

STOCK  OWNERSHIP

     The following table sets forth certain information, including ownership of our common stock, as of September 16, 2002, with respect to: (i) each director;
(ii) each executive officer and (iii) all directors and executive officers as a group. The 2001 Board of Directors consisted of five members and two vacancies. The 2002 Board of Directors will also consist of five members and two vacancies. The three directors to be elected at the 2002 annual meeting will serve a three-year term expiring at the 2005 annual meeting. E. James Mueller, F. Dixon McElwee, Jr. and General Ronald R. Fogleman, are all current directors and have been nominated for reelection. Alexius A. Dyer III and George Murnane III are both current directors who will continue to serve on the Board of Directors until their terms expire in 2003.

                                                 NUMBER OF
                                                 SHARES OF
                                 OFFICER OR      COMMON
 NAME     AGE     POSITION     DIRECTOR SINCE    STOCK OWNED(3)(4)     PERCENT
 ----     ---     --------     -------------     -----------           -------
Alexius  A.  Dyer  III     46  Chairman  of
                               the  Board,
                               President and Chief
                               Executive Officer   1992     495,480     20.48%

George Murnane III         44  Director            1996      67,609      3.14%

E. James Mueller (1)(2)    56  Director            1991     117,072     5.23%

F Dixon McElwee, Jr.(1)(2) 55  Director            1999      20,000      *

Ronald R. Fogleman(1)      61  Director            2000      20,000      *

    Officers and Directors as a Group     720,161     28.32%
_____________________________

*          Less  than  1%.
(1)     Member  of  Audit  Committee.
(2)     Member  of  the  Compensation  Committee.
(3) Includes the following shares of common stock subject to options exercisable presently or within sixty days: Mr. Dyer, 262,724; Mr. Mueller, 84,072; Mr. Elwee, 20,000; and General Fogleman, 20,000.
(4) Includes the following shares of restricted common stock: Mr. Dyer, 50,000.

DIRECTORS  AND  EXECUTIVE  OFFICERS

     ALEXIUS A. DYER III has been Chief Executive Officer and Chairman of the Board since February 1995 and President since February 1994. Mr. Dyer has been a director since 1992. From February 1991 to February 1994, Mr. Dyer served as Executive Vice President. Mr. Dyer currently serves as a member of the Board in Class III, for a term expiring in 2003.

GEORGE MURNANE III is currently Executive Vice President of Mesa Air Group, Inc., a regional commuter air carrier. Mr. Murnane was Chief Operating Officer of the Company from March 1999 through December 2001. He has served as a director since October 1996 and held various executive-officer positions with us from July 1996 through December 2001. From March 1996 through June 1996, Mr. Murnane served as a consultant for companies in the aviation industry. From
October 1995 through February 1996, he served as Executive Vice President and Chief Operating Officer of Atlas Air, Inc., an air cargo company. From 1986 to 1995, he was affiliated with the New York investment banking firm of Merrill
Lynch & Co., most recently as a director in the firm's Transportation Group. Mr. Murnane is a member of the Board of Directors of Mesa Air Group, Inc. and the President of Barlow Management, Inc., the general partner of Barlow Partners II, L.P., a shareholder of Mesa. Mr. Murnane currently serves as a member of the Board in Class III for a term expiring in 2003.
E. JAMES MUELLER has been a director since 1991. Mr. Mueller has been a principal with J.M. Associates, Inc., a business development consulting firm, since January 1992. We have entered into a commission agreement with J.M. Associates, Inc., pursuant to which J.M. Associates, Inc. is compensated for originating transactions for us. Mr. Mueller currently serves as a member of the Board of Directors in Class II and has been re-nominated for election as a Class II director for a term expiring in 2005.

     F. DIXON MCELWEE, has been Senior Vice President of Frozen Food Express Industries, Inc., a motor carrier specializing in the transportation of perishable commodities, since September 1998. From May 1995 until July 1998, Mr. McElwee was Executive Vice President and Chief Financial Officer of Cameron-Ashley Building Products. Mr. McElwee currently serves as a member of the Board of Directors in Class II and has been re-nominated for election as a Class II director for a term expiring in 2005.

     GENERAL RONALD R. FOGLEMAN, USAF (retired), has been a member of the Board of Directors since 2000. General Fogleman retired from the USAF on September 1, 1997, after thirty-four years of active commissioned service. He is currently president and chief operating officer of both B Bar J Cattle & Consulting Company and Durango Aerospace Incorporated, international aviation consulting firms, and a partner in Laird and Company, LLC, a New York investment firm. In addition, General Fogleman serves on the board of directors for DERCO Aerospace, EAST Inc., Mesa Air Group, MITRE Corporation, Maingate.com, North American Airlines, Rolls-Royce North America and World Airways. General Fogleman currently serves as a member of the Board of Directors in Class II, and has been re-nominated for election as a Class II director for a term expiring at the annual meeting to be held in 2005.

                             PRINCIPAL STOCKHOLDERS

     The following table sets forth certain information with respect to the beneficial ownership of our common stock, as of September 16, 2002, by each person who was known by us to own beneficially more than 5% of our outstanding common stock as of such date, based on information available to us. Except as otherwise indicated, each person has sole voting and dispositive power with respect to the shares beneficially owned by such person.

     NAME AND ADDRESS          SHARES BENEFICIALLY OWNED          % OF SHARES
     ----------------          -------------------------          -----------
                                   OUTSTANDING
                                   -----------
Ameristock  Corporation(1)
P.O.  Box  6919
Moraga,  California  94570          506,588                         23.49%

Alexius  A.  Dyer  III(2)
1954  Airport  Road,  Suite  200
Atlanta,  Georgia  30341            495,480                         20.48%

Lloyd  I.  Miller  III(3)
4550  Gordon  Drive
Naples,  Florida  34102             252,000                         11.69%

Northeast  Investors  Trust(4)
50  Congress  Street
Boston,  Massachusetts  02109-4096  224,540                         10.41%


(1)     Based  on  Amendment  No.  4  to  a  Schedule  13D filed on May 3, 2002.

(2) Based on Amendment No. 1 to a Schedule 13D filed on May 16, 2002 and a Form 5 filed on July 15, 2002. Includes 262,724 shares that are subject to options that are exercisable presently or within sixty days. Mr. Dyer is the Chairman of the Board, President and Chief Executive Officer.

(3) Based on Amendment No. 2 to a Schedule 13G filed on February 7, 2002. Mr. Miller has sole voting and dispositive power with respect to 174,400 shares of common stock and shares voting and dispositive power with respect to 77,600 shares of common stock, which are owned of record by certain trusts of which Mr. Miller is the trustee.

(4)     Based  on Amendment No. 2 to a Schedule 13G , filed on February 7, 2002,
filed  by  Northeast  Investors     Trust,  a  registered  investment  company.

                             EXECUTIVE COMPENSATION

     The following sets forth certain information regarding the aggregate cash compensation paid to our Chief Executive Officer during fiscal 2000, 2001 and 2002. Our Chief Executive Officer is our only executive officer.

SUMMARY  COMPENSATION  TABLE

                                                                            LONG -TERM
                                                                           COMPENSATION

                                        ANNUAL
                                     COMPENSATION                      AWARDS                   PAYOUTS

NAME AND                                          PAID          RESTRICTED      OPTIONS/
PRINCIPAL POSITION           YEAR    SALARY($)    BONUS ($)    STOCK AWARDS ($)  SARS(#)     LTIP PAYOUTS ($)
------------------           ----    ---------   ---------     -----------     -------       ------------
Alexius A. Dyer III          2002     197,892     48,403          42,500        75,000           --
   Chairman of the Board,    2001     190,631     125,673          --             --             --
   President and Chief       2000     183,842     194,677          --             --             --
   Executive Officer


STOCK  OPTION  GRANTS  AND  VALUES  IN  2002

     The following table sets forth certain information with respect to stock options granted to our Chief Executive Officer during fiscal 2002 and the potential realizable value of such options.


                                                    POTENTIAL
                                                   REALIZABLE
NUMBER  OF                                     VALUE  AT  ASSUMED
SECURITIES      %  OF  TOTAL                    ANNUAL  RATES  OF
UNDERLYING      OPTIONS/SARS     AVERAGE           STOCK  PRICE
 OPTIONS/      GRANTED  TO     EXERCISE           APPRECIATION  FOR
SARS  GRANTED      EMPLOYEES IN     BASE PRICE      EXPIRATION      OPTION
                                                                    -------
TERM
----
 NAME      #      FISCAL  YEAR     ($/SHARE)      DATE      5%  ($)      10% ($)
-----     --     -------------     ---------     -----     --------     --------
Alexius  A.  Dyer  III       75,000          24%       $0.55
                              December  24,  2011        25,950        65,738


AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES TABLE

     The following table sets forth certain information with respect to the value of options owned by our Chief Executive Officer at May 31, 2002. Our
Chief  Executive  Officer  did  not  exercise  any  options  during fiscal 2002.




     NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS AT FY-END(#)     VALUE
            OF UNEXERCISED IN-THE-MONEY OPTIONS AT FY-END ($)(1)


NAME                 EXERCISABLE/ UNEXERCISABLE     EXERCISABLE/ UNEXERCISABLE
----                 --------------------------     -------------------------
Alexius A. Dyer III     262,724/0                          $66,750/0



(1)     Based  on  the  closing  price of our common stock on the American Stock
Exchange  on  May  31,  2002  of  $1.44  per  share.

EMPLOYMENT  AGREEMENTS

     As of July 25, 2001, we entered into a Second Amended and Restated Employment Agreement with Alexius A. Dyer III, President, Chief Executive Officer and Chairman. The employment agreement provides for an employment term that expires at the close of business on October 1, 2005, subject to automatic one-year renewal terms. Either we or Mr. Dyer may terminate the agreement by written notice to the other on or before October 1, 2004, or any October 1 thereafter with respect to a renewal term. Pursuant to his employment agreement, Mr. Dyer will receive a base salary of not less than $192,000 per annum for each year during the term, subject to specified annual cost-of-living increases. The Board of Directors may increase the base salary as it deems appropriate. During the term of the employment agreement and any extension thereof, Mr. Dyer shall serve as a member of the Board.

     Mr. Dyer's employment agreement also provides that he is entitled to an annual bonus during the stated term in an amount not less than 5% of our net income before extraordinary and non-recurring items and income taxes, and before giving effect to any bonuses paid to our employees, including the bonus paid to Mr. Dyer. Items of revenue and expense attributable to the sale of aircraft are not considered extraordinary or non-recurring items. Mr. Dyer is also entitled to receive medical and life insurance benefits, paid vacation and benefits payable upon his disability.

Pursuant to his employment agreement, if Mr. Dyer is terminated without cause prior to the end of the term of his employment agreement, we are required to pay to him a lump sum in an amount equal to the sum of (i) the greater of the salary for the remaining term of his employment agreement or an amount equal to two times his then prevailing base salary and (ii) an amount equal to the sum of his bonus for the prior year, to the extent not already paid, plus an amount equal to two times the average of the two prior years' bonuses. Mr. Dyer is also entitled to the continuation of the benefits he was receiving at the time of his termination for eighteen months following his termination.

If Mr. Dyer is terminated without cause, all options to purchase shares of our common stock that he owns that are not fully vested will immediately vest. Mr. Dyer may elect to exercise the stock options or to require us to pay him a lump sum in an amount equal to the value of the options that he does not exercise. Mr. Dyer's employment agreement includes a formula for determining the value of the unexercised stock options.

We are required to pay Mr. Dyer an amount in addition to those specified above if any payment due to him upon his termination without cause is subject to the federal excise tax on "golden parachute" payments. The amount we are required to pay shall be sufficient to provide Mr. Dyer, on an after-tax basis, with an amount equal to the amounts to be paid to him without regard to the excise tax.

Mr. Dyer may elect to terminate his employment with us following the occurrence of a change of control or a change of his responsibilities. He may exercise his right to terminate his employment by resignation on not less than ninety days' prior written notice given within eighteen calendar months after a change of control or a change of his responsibilities, as the case may be. If Mr. Dyer elects to terminate his employment with us following a change of control or a change of his responsibilities, he will be entitled to receive the payments and benefits that would be due him upon his termination without cause, as described above.


COMPENSATION  OF  DIRECTORS

     The non-employee members of our Board of Directors received a $10,000 fee for their service on the Board during fiscal 2002, plus options to purchase 10,000 shares of common stock, pursuant to a Director's Compensation Plan that was adopted during fiscal 1995 and amended during fiscal 2000. Directors are also reimbursed for expenses incurred in connection with the attendance of Board meetings.


                              CERTAIN TRANSACTIONS

     In December 1995, we entered into a commission agreement with J.M. Associates, Inc., a business development consulting firm of which Mr. Mueller is a principal. The commission agreement is non-exclusive and provides that J.M. Associates will receive commissions of between 3% and 4% of lease revenues or the purchase or sale price of completed parts acquisitions or sales with parties introduced to us by J.M. Associates. In fiscal 2002, we made no payments to Mr. Mueller for services rendered to us under this agreement and in connection with Mr. Mueller's participation in our outside consulting activities.

     We believe the terms of such transactions were no less favorable than could be obtained from unaffiliated third parties. Any future transactions between us and our officers or directors are subject to approval by a majority of our disinterested directors.

                      REPORT OF THE COMPENSATION COMMITTEE

     The Compensation Committee of the Board of Directors consists of Mr. Mueller and Mr. McElwee, both of whom are non-employee members of the Board of Directors. The Compensation Committee is responsible for administering the 1996 Long-Term Incentive and Share Award Plan.

EXECUTIVE  COMPENSATION  POLICIES

     Generally, our executive compensation program is designed to be competitive with that offered by other companies against which we compete for executive resources. At the same time, we link a significant portion of executive compensation to the achievement of our short and long-term financial and strategic objectives and to the performance of our common stock. Our executive compensation program consists of three primary elements: base salary, annual incentive bonus and stock options or other stock benefits. Base salary is intended to be competitive in the marketplace. However, although the Compensation Committee considers competitive data, salaries are determined subjectively by the Compensation Committee rather than by reference to any specific target group of companies. Subject to the terms of any applicable employment agreement, base salary is reviewed at least annually and adjusted based on changes in competitive pay levels, the executive's performance as measured against individual and company-wide goals, as well as changes in the executive's role with us. The Compensation Committee awards incentive bonuses to the named executive officers based on the achievement of certain targets and objectives in a manner consistent with the terms of their employment agreements. We do not make annual stock option or other stock benefit grants to all executives. Rather, the Compensation Committee determines each year which, if any, executives will receive benefits, based on individual performance and each executive's existing stock option position.

EXECUTIVE  OFFICER  COMPENSATION

     Alexius A. Dyer III, President, Chief Executive Officer and Chairman entered into an amended and restated employment agreements during fiscal 2001. See "Management -- Employment Agreements." The base compensation, incentive bonus and stock option agreements entered into by us with Mr. Dyer was determined by arm's-length negotiations between the Compensation Committee and Mr. Dyer. The Compensation Committee believes that the specific base compensation, incentive bonus and stock option arrangements were necessary to attract management of the caliber sought by the Board. Future adjustments of such arrangements will be made in accordance with the general principles outlined above.

     The Company paid Mr. Dyer his bonus in fiscal 2002 calculated under the terms of his employment agreement. The Board of Directors is also permitted to award discretionary cash bonuses to our senior executives who are designated as "Senior Executives" by the Board of Directors. The Board of Directors is given the discretion to make bonuses subject to conditions and to establish forfeiture conditions, in each case as the Board deems appropriate. In fiscal 2002, the Board did not award a discretionary cash bonus to Mr. Dyer.

COMPENSATION  OF  THE  PRESIDENT,  CHIEF  EXECUTIVE  OFFICER  AND  CHAIRMAN

     The compensation of Mr. Dyer was determined, as noted above, based on the terms of his employment agreement, which was negotiated at arm's-length. The Board of Directors awarded Mr. Dyer options to purchase 75,000 shares of common stock during the fiscal 2002. The Board also granted Mr. Dyer 50,000 shares of restricted stock during fiscal 2002. The Board of Directors did not award a discretionary cash bonus to Mr. Dyer during fiscal 2002.

This report by the Compensation Committee shall not be deemed to be incorporated by reference by a general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Exchange Act and shall not otherwise be deemed filed under such Acts.

     Respectfully  submitted  by

     The  Compensation  Committee:

     F.  Dixon  McElwee,  Jr.
     E.  James  Mueller

                             COMPENSATION COMMITTEE
                      INTERLOCKS AND INSIDER PARTICIPATION


     None of the members of the Compensation Committee at any time during the last fiscal year served as an officer of, or was employed by, us. Furthermore, none of our executive officers currently serves as a director or member of the compensation committee of any other entity or any other committee of the Board of Directors of any other entity performing similar functions.

                                PERFORMANCE GRAPH

     The following graph sets forth the total return on a $100 investment in each of (i) our common stock, (ii) the AMEX Major Market Index and (iii) a Peer Group, from May 31, 1997 through May 31, 2002. The Peer Group consists of AAR Corp., Aviall, Inc., Aviation Sales, Inc., Aviation Distributors, Inc., and Kellstrom, Inc. (price data on Aviation Distributors, Inc. was not available until 1997 and its year-to-year performance does not affect the performance of the Peer Group until 1998). Our common stock closed at $1.44 per share on May 31, 2002.


                               [GRAPHIC  OMITED]




                               [GRAPHIC  OMITED]






                           YLF          PEER GROUP          AMEX
               May 31, 1997          100          100          100
                                     ---          ---          ---
               May 31, 1998          181          141          122
               May 28, 1999           92          119          144
                May 31, 2000          58           41          139
                May 31, 2001          18           40          140
                May 31, 2002          32           29          138

                              ELECTION OF DIRECTORS

     Under our Restated and Amended Certificate of Incorporation and our Amended and Restated Bylaws, the number of our directors is fixed at seven members; and the number of directors constituting the Board shall not be changed without the affirmative vote of at least 75% of the issued and outstanding shares of the common stock. The directors are elected at the annual meeting of stockholders. The Certificate and the Bylaws provide for a Board of Directors divided into three classes, as nearly equal in size as possible, having staggered terms of three years. As a result, approximately one-third of the Board will be elected each year. Pursuant to the Certificate and the Bylaws, the Board has nominated the persons set forth below as Class II directors to serve a three-year term that will expire at the annual meeting of stockholders in 2005.

F.  DIXON  MCELWEE,  JR.
E.  JAMES  MUELLER
GENERAL  RONALD  R.  FOGLEMAN

     Management and the Board recommend the election of Messrs. McElwee, Mueller and Fogleman, for the office of Class II director to hold office for a three-year term and until their successors are duly elected and qualified. In addition to the three nominees, there are two other directors continuing to serve on the Board, Mr. Alexius A. Dyer III and Mr. George Murnane III, whose terms expire in 2003. There are currently two vacancies on the Board. We have not nominated anyone to fill such vacancies.

     The Board has no reason to believe that any of the nominees for the office of director will be unavailable for election as director. However, if at the time of the annual meeting any of the nominees should be unable or decline to serve, the persons named in the enclosed proxy card will vote as recommended by the Board to elect substitute nominees or vote to allow the vacancy created thereby to remain open until filled by the Board, as recommended by the Board. In no event, however, can a proxy be voted to elect more than five directors.

     The  Board  of  Directors  recommends  a  vote  "FOR"  this  proposal.

                             ADDITIONAL INFORMATION

PROPOSALS  FOR  2003  MEETING

     We anticipate that our 2003 annual meeting will be held during October 2003. Any proposal of stockholders that is intended to be presented at the Company's 2003 annual meeting of stockholders must be received at our principal executive offices no later than May 22, 2003 and must comply with all other applicable legal requirements in order to be included in our proxy statement and form of proxy for that meeting. According to our Amended and Restated Bylaws, only such business as shall have been properly brought before a meeting of our stockholders may be conducted at the meeting. For business to be properly brought before a meeting by a stockholder, the stockholder must have given notice of the business proposed to be conducted at the meeting to us not less than 30 days nor more than 60 days prior to the meeting. However, if we provide less than 40 days' notice or prior public disclosure of the date of the meeting, a notice given by the stockholder not later than the close of business on the tenth day following the day on which notice of the date of the meeting was mailed or publicly disclosed will be timely. A notice must be delivered to or mailed and received at our principle executive offices within the times set forth above. Our principal executive offices are located at 1954 Airport Boulevard, Suite 200, Atlanta, Georgia 30341. The notice must contain a brief description of the business desired to be brought before the meeting, the name and address of the stockholder proposing the business, as appearing on our stock transfer records, the number of shares of common stock that the stockholder beneficially owns and any material interest of the stockholder in the business.

COMMITTEES  AND  MEETINGS

     The Board of Directors of the Company acted by unanimous written consent three times during the year ended May 31, 2002.

The Audit Committee, which consists of Messrs. McElwee, Fogleman and Mueller, held one meeting during fiscal 2002. The primary function of the Audit
Committee is to assist the Board of Directors in fulfilling its oversight responsibilities with respect to the financial reports and other financial information provided by us to our stockholders and others, our system of internal controls, and our audit, accounting and financial reporting processes generally. The members of the Audit Committee are independent within the meaning of the listing standards of the American Stock Exchange, Inc. The Audit Committee has adopted a charter, a copy of which was attached to the proxy statement for our 2001 annual meeting of stockholders.

The Compensation Committee, which consists of Messrs. Mueller and McElwee, acted by unanimous written consent twice during fiscal 2002. The functions of the Compensation Committee are (i) to monitor compensation of all management staff,
(ii) to review and approve compensation of the Chief Executive Officer and to offer advice and guidance concerning the compensation of other senior management and (iii) to administer our stock option plan.

We do not maintain a standing nominating committee or other committee performing similar functions.

No director attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees on which he serves.

COMPLIANCE  WITH  SECTION  16(A)  OF  THE  SECURITIES  EXCHANGE  ACT

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange
Commission. Officers, directors and greater than ten percent stockholders are required by law to furnish us with copies of all Forms 3, 4 and 5 they file.

     Based solely on our review of the copies of such forms we have received and representations from certain reporting persons, we believe that our officers, directors and greater than ten percent beneficial owners complied with all filing requirements applicable to them with respect to transactions during fiscal 2002, except that General Fogleman, a director, inadvertently failed to file on a timely basis a report on Form 5 with respect to one transaction.


                             INDEPENDENT ACCOUNTANTS

     The Board of Directors has appointed Grant Thornton LLP as independent accountants of the Company for fiscal 2003. A representative of Grant Thornton LLP is not expected to attended the 2002 Annual Meeting.

AUDIT  FEES

     The aggregate fees billed by Grant Thornton LLP for professional services rendered for the audit of our annual financial statements for the fiscal year ended May 31, 2002 and the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that year were $103,000.

FINANCIAL  INFORMATION  SYSTEMS  DESIGN  AND  IMPLEMENTATION  FEES

     There were no fees filled by Grant Thornton LLP or any of its affiliates for professional services relating to financial information systems design and implementation for the fiscal year ended May 31, 2002.

ALL  OTHER  FEES

     The aggregate fees billed by Grant Thornton LLP or any of its affiliates for professional services rendered to us, other than the fees for services described above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees," for the fiscal year ended May 31, 2002 were $14,000.00. These fees were billed for the following services: federal and state tax preparation and advice and general accounting issues.


                          REPORT OF THE AUDIT COMMITTEE

     Our Audit Committee is responsible for, among other things, reviewing with Grant Thornton LLP, our independent auditors, the scope and results of their audit engagement. In connection with the fiscal 2002 audit, the Audit Committee has:

- reviewed and discussed with management our audited financial statements included in our Annual Report on Form 10-K for the year ended May 31, 2002;
- discussed with Grant Thornton LLP the matters required to be discussed by Statement of Accounting Standards No. 61, as amended;
- considered whether the provision of non-audit services by Grant Thornton LLP is compatible with maintaining the independent auditor's independence; and
- received from and discussed with Grant Thornton LLP the communications from Grant Thornton LLP required by independence Standards Board Standard No. 1 regarding Grant Thornton LLP's independence.

     Based on the review and the discussions described above, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended May 31, 2002 for filing with the Securities and Exchange Commission.

The Audit Committee has adopted a charter, a copy of which was attached to the information statement for our 2001 annual meeting of stockholders.

     The members of the Audit Committee have been determined to be independent in accordance with the requirements of the American Stock Exchange.


     Respectfully  submitted  by

     The  Audit  Committee:

     F.  Dixon  McElwee,  Jr.
     General  Ronald  R.  Fogelman
     E.  James  Mueller

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     Our audited financial statements, supplementary financial information, management's discussion and analysis of financial condition and results of operations and quantitative and qualitative disclosures about market risk are incorporated herein by reference to our Annual Report on Form 10-K for the year ended May 31, 2002.

                    INTERNATIONAL AIRLINE SUPPORT GROUP, INC.
                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 15, 2002

     The undersigned hereby appoints Alexius A. Dyer III and Qiang Wang, and each of them, proxies with full power of substitution and resubstitution, for and in the name of the undersigned to vote all shares of International Airline Support Group, Inc. which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held at the offices of the Company, 1954 Airport Road, Suite 200, Atlanta, Georgia 30341, at 10:00 a.m., local time, on October 15, 2002, and at any adjournment thereof, upon the matters described in the accompanying Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged, and upon any other business that may properly come before the meeting or any adjournment thereof. Said proxies are directed to vote on the matters described in the Notice of Annual Meeting and Proxy Statement as follows, and otherwise in their discretion upon such other business as may properly come before the meeting or any adjournment thereof.

1. To elect Messrs. E. James Mueller, F. Dixon McElwee, Jr. and Ronald R. Fogleman as Class II Directors to serve a three-year term that will expire at the annual meeting of stockholders in 2005:

       FOR            AGAINST            ABSTAIN
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF MESSRS. MUELLER, MCELWEE AND FOGLEMAN AS CLASS II DIRECTORS.

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME ABOVE.


2. In the discretion of the proxies, on any other matter that may properly come before the meeting or any adjournment thereof.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO DIRECTION IS INDICATED, THE PROXY WILL BE VOTED FOR THE PROPOSALS.

PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY.

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. WHERE MORE THAN ONE OWNER IS SHOWN ABOVE, EACH SHOULD SIGN. WHEN SIGNING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY, PLEASE GIVE FULL TITLE. IF THIS PROXY IS SUBMITTED BY A CORPORATION, IT SHOULD BE EXECUTED IN THE FULL CORPORATE NAME BY A DULY AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

               Date:     ,  2002
     Signature  of  Shareholder


     Print  Name

               Date:     ,  2002
     Signature  of  Shareholder


     Print  Name